                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders

Van Eck Global

Worldwide Insurance Trust

ANNUAL REPORT
December 31, 2005

Worldwide Emerging Markets Fund

G L O B A L   I N V E S T M E N T S   S I N C E   1 9 5 5

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2005 and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Emerging Markets Fund gained 32.00% for the twelve months ended December 31, 2005. In comparison, emerging markets in general gained 34.54% in 2005 as measured by the benchmark Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index(1). At the writing of the semi-annual report, the Fund had outpaced the Index for the six-month period ended June 30, 2005 (7.33% versus 6.26%) . For the full year, however, the Fund lagged the Index due primarily to being overweight in Asia and its emphasis on smaller companies, which underperformed large-capitalization companies. Over the longer term ten-year period, the Fund outpaced the Index returning 7.70% versus 6.98% on an average annual total return basis.

Market and Economic Review

2005 was yet another strong year of absolute and relative performance by the asset class. This was the fifth consecutive year in which emerging market equities outperformed the broad U.S. equity market. The impressive gains in 2005 came despite some substantial headwinds, including soaring oil prices, inflation fears, rising interest rates and geopolitical issues. For many, the lack of balance in the global economy—with the American consumer and a frothy Chinese economy as the key drivers—was a grave concern. As the year progressed, however, most of these worries proved to be exaggerated. In fact, emerging markets remained resilient throughout the period, particularly during the final two quarters. Investor appetite for risk was strong in 2005 and it was a record year for foreign-stock purchases by American investors. Cash flows into emerging market equities were exceptional, as the impressive emerging market story gained ground with a wider audience.

Of course, the emergence of China and India remains one of the big economic stories of the new millennium. The growth of these countries, as well as other heavyweights such as Russia, South Africa and Brazil, has helped boost the fortunes of many smaller emerging markets. Despite predictions to the contrary, China’s economy remained strong in 2005—even after certain administrative measures were put in place to cool down some of the frothier aspects of the investment boom. A modest appreciation of the Chinese currency appears to have had no significant impact in the short term.

With China’s expansion, its thirst for oil and other commodities has increased exponentially. Record oil prices boosted economies of oil-exporting nations such as Russia, which was one of last year’s top performers. Other countries, including Brazil and Chile, were also greatly buoyed by climbing commodity prices. For Asia, tentative signs of better days ahead for the Japanese economy has helped alleviate fears of a housing-related downturn in American consumer demand.

In terms of the three major geographical regions, Latin American markets led the world with a gain of 48.3% in U.S. dollar terms, followed by the EMEA markets (Eastern Europe, Middle East and Africa), which increased 34.9%, and emerging Asian markets which gained 26.3% .

Fund Review

The Fund’s five largest allocations at the end of 2005 were South Korea, Taiwan, Brazil, Hong Kong/China, and South Africa (representing 20.4%, 14.5%, 10.9%, 10.4%, and 8.4% of Fund net assets respectively, as of December 31, 2005). Of these, South Korea proved to be the best performer, climbing 59.0% in U.S. dollar terms, as measured by the KOSPI Index.(2)

Throughout 2005, we continued to favor Asia over Latin America, Emerging Europe, Middle East and Africa, in terms of regional weightings. The Fund was overweight Asian stocks relative to the MSCI EMF Index and, generally speaking, this region was the laggard of the three major geographical categories, despite offering, in our view, the best value. Also, the Fund has had a higher weighting in small- to mid-cap companies, which underperformed larger-capitalization stocks in 2005. At the same time, value stocks outperformed growth stocks. We believe that these trends were largely a function of the large inflows into the emerging markets asset class. Cash flows into dedicated Latin American and EMEA funds as a percentage of the underlying assets under management were far higher than flows into Asian funds. In addition, money from large international and global funds, as well as hedge funds, sought the greater liquidity offered by larger-capitalization stocks.

Worldwide Emerging Markets Fund

The solid showing of South Korean equities helped the Fund’s overall performance in 2005. The Korean economy enjoyed an increase in consumer confidence, which had been subdued for quite some time. This was somewhat surprising given the high price of oil, which South Korea is nearly totally reliant on importing. One of the larger holdings in the Fund was Hyundai Mobis (3.0% of Fund net assets as of December 31), continued to gain market share both in developed and developing countries. The Fund also benefited from its holding in Taewoong (1.1% of Fund net assets at yearend). Taewoong’s business, which is heavy engineering, experienced strong order flows from, among others, the shipbuilding industry. At this writing, Korean equities still represent value in an emerging market context.

Elsewhere in Asia, Taiwan accounted for 14.5% of net assets, the second largest country weighting. However, Taiwanese stocks did not perform well in a relative sense, returning just 10.4% in local currency terms, as measured by the Taiwan Weighted Price Index. Technology demand was strong and politics took a turn for the better as the KMT Party (Taiwan-based Chinese Kuomintang Party), which is perceived to be more “China friendly”, did well in local elections at the end of 2005. Foreign investors remain generally underweighted in this market, despite substantial net buying.

The Hong Kong/China equity market performed poorly in 2005. The Hang Seng Index rose 8.7% in U.S. dollar terms and 8.4% in local currency terms. Stocks that trade in Hong Kong, whether they are Chinese “H” shares or regular Hong Kong shares, tend to be influenced by two major factors, China and the direction of interest rates. China’s economy suffered fears of harsh administrative measures to cool down the economy. In the end, such measures induced only a modest slowdown. Hong Kong interest rates rose for the year, given that they are tied to the direction of U.S. interest rates. The Fund’s position in China’s Weiqiao Textiles (0.7% of Fund net assets at yearend) underperformed, losing 11.6% during the year. Continuing ructions regarding textile trade agreements weighed on this stock. On the other hand, Hong Kong’s oil exploration and production company CNOOC (1.4% of Fund net assets at yearend) fared well for obvious reasons.

In contrast to their middling performance in 2004, Indian stocks (3.9% of Fund net assets at yearend) had a banner year in 2005. The Sensex gained 39.5% in U.S. dollar terms and 44.6% in local currency terms. Although India has what many consider to be among the best-run companies in the emerging market universe, we think that equity valuations are not compelling. Throughout the year, the Fund was underweight Indian equities, which now trade at a substantial premium to their Asian peers.

Turning to Latin America, Brazilian stocks did well. Lower levels of risk aversion and higher commodity prices outweighed high domestic interest rates to propel the Bovespa Stock Index up 45.9% in U.S. dollar terms for the year. Brazil’s national oil company, Petróleo Brasileiro, was the Fund’s largest Brazilian holding at the end of the year (3.7% of Fund net assets as of December 31) and benefited from the spike in crude oil prices in 2005. A good example of a company that is benefiting from a number of the themes in emerging markets is Brazil’s Caemi Mineracao e Metalurgia (1.9% of Fund net assets at yearend). It is the world’s fourth-largest exporter of iron ore and has been helped enormously from record-high iron ore production and prices. The key driver of incremental iron-ore demand is the proliferation of steel mills in China. Trading in Caemi, once considered a small, rather illiquid name, has improved enormously as the stock has attracted the attention of a wider group of investors.

While South African equities were also buoyed by high commodity prices, strong domestic consumption had a more significant impact. Domestic-oriented South African stocks had an excellent year, with no significant change to the government’s growth-oriented policies. Equities rose 32.1% in U.S. dollar terms and 47.8% in local terms, as measured by the South Africa Johannesburg All Share Index. The South African currency, the rand, retreated modestly from the strength that we saw at the beginning of the year. The Fund’s performance, however, was adversely affected by stock selection in South Africa. African Bank Investments (1.4% of Fund net assets at yearend), the South African bank holding company, which was a strong performer in 2004, underperformed in 2005.

* * *

Worldwide Emerging Markets Fund

We are confident that many positive, fundamental changes have occurred in recent years within the emerging markets universe that have made the asset class healthier and stronger. Indeed, emerging economies came through what many expected to be a challenging year with high marks. Emerging market equities, in our opinion, can be an excellent way to position a portfolio for a peaking interest rate cycle. It does get tougher to find undiscovered gems as emerging markets become more mainstream, but, as we enter 2006, we will continue our strategy of trying to find value, and to identify those pockets of potential in what we see as one of the most exciting investment arenas.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager

January 14, 2006

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Worldwide Emerging Markets Fund

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

(2) All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (KOSPI).

Worldwide Emerging Markets Fund

Geographical Weightings* as of December 31, 2005 (unaudited)

     Sector Breakdown*
as of December 31, 2005 (unaudited)

Industrial.	21.7%
Consumer—Cyclical	16.3%
Technology	13.9%
Financial.	12.3%
Energy	9.6%
Basic Materials	7.4%
Communications	5.5%
Diversified.	4.8%
Consumer—Non-Cyclical	2.3%
Utilities	0.9%
Cash/Equivalents Less Other Assets
Less Liabilities	5.3%

*Percentage of net assets.
Portfolio is subject to change.

Worldwide Emerging Markets Fund

Top Ten Equity Holdings as of December 31, 2005* (unaudited)

Samsung Electronics Co., Ltd.
(South Korea, 3.9%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment, such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 3.7%)

Petróbras explores for, produces, refines, transports, and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

LUKOIL
(Russia, 3.5%)

LUKOIL explores for, produces, refines, transports, and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products. LUKOIL operates refineries, and gasoline filling stations in Russia and the United States. The company transports oil through pipelines, and petroleum products with its fleet of ships.

Hyundai Mobis
(South Korea, 3.0%)

Hyundai Mobis manufactures and markets automotive parts and equipment both for auto assembly and the after-sales market.

Kookmin Bank (South Korea, 2.7%)

Kookmin Bank provides various commercial banking services, such as deposits, credit cards, trust funds, foreign exchange transactions, and corporate finance. The bank also offers Internet banking services.

FirstRand Ltd.
(South Africa, 2.6%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

Gol Linhas Aéreas Inteligentes S.A.
(Brazil, 2.3%)

Headquartered in Sao Paulo, Brazil, Gol Linhas Aéreas Inteligentes, through its subsidiary, Gol Transportes Aereos, provides airline services within Brazil and Argentina.

Kingboard Chemical Holdings Ltd.
(Hong Kong, 2.3%)

Kingboard Chemical Holdings, through its subsidiaries, manufactures laminates, copper foil, glass fabric, glass yarn, bleached kraft paper, printed circuit boards, and chemicals.

HON HAI Precision Industry Co., Ltd.
(Taiwan, 2.3%)

HON HAI Precision manufactures and assembles a broad range of products for the computer and communications industries, including personal computer (PC) connectors and cable assemblies used in desktop PCs and PC servers.

Advantech Co., Ltd.
(Taiwan, 2.0%)

Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2005–
		July 1, 2005	December 31, 2005	December 31, 2005

Initial Class	Actual	$1,000.00	$1,229.80	$7.64
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

Class R1	Actual	$1,000.00	$1,229.30	$7.70
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.36% on Initial Class shares and 1.37% on the Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

Worldwide Emerging Markets Fund
Performance Comparison

These graphs compare a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the MSCI Emerging Markets Free Index.

Van Eck Worldwide Emerging Markets Fund (Initial Class) vs. MSCI Emerging Markets Free Index (unaudited)

Average Annual Total Return 12/31/05	1 Year	5 Year	10 Year

Van Eck Worldwide Emerging
Markets Fund (Initial Class)[1]	32.00%	19.56%	7.70%

MSCI Emerging Markets Free Index	34.54%	19.41%	6.98%

Van Eck Worldwide Emerging Markets Fund (Class R1) vs. MSCI Emerging Markets Free Index (unaudited)

		Since
Average Annual Total Return 12/31/05	1 Year	Inception

Van Eck Worldwide Emerging
Markets Fund (Class R1)[1]	31.86%	36.42%

MSCI Emerging Markets Free Index	34.54%	36.57%

1 Inception date for the Van Eck Worldwide Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is a market capitalization weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. “Free” indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

Worldwide Emerging Markets Fund Schedule of Portfolio Investments December 31, 2005

	No. of		Value
Country	Shares	Securities	(Note 1)

	Common Stocks:
	ARGENTINA: 1.8%
	235,000	Inversiones y
		Representaciones S.A.
		(Sponsored GDR)†	$2,838,800
	14,000	Tenaris S.A. (ADR)	1,603,000

			4,441,800

	BRAZIL: 7.7%
	100,000,000	AES Tiete S.A.	2,176,795
	210,000	Gol Linhas Aéreas
		Inteligentes S.A. (ADR)	5,924,100
	1,043,973	Investimentos Itaú S.A.	3,303,853
	115,000	Petróleo Brasileiro S.A.
		(Sponsored ADR)	8,196,050

			19,600,798

	CHINA: 3.3%
	2,584,000	China Mengnui Dairy Co Ltd.#	2,193,567
	1,800,000	Dongfang Electrical
		Machinery Co. Ltd.#	1,835,044
	100,000	The9 Ltd. (ADR)†	1,529,000
	1,230,000	Weiqiao Textile Co.#	1,682,101
	650,000	Wumart Stores, Inc.	1,249,089

			8,488,801

	EGYPT: 0.5%
	25,000	Orascom Telecom
		Holding SAE (USD)#R	1,335,934

	HONG KONG: 7.1%
	3,520,000	Chen Hsong Holdings Ltd.#	2,108,093
	5,320,000	CNOOC Ltd.#	3,615,372
	2,165,000	Kingboard Chemical
		Holdings Ltd.#	5,845,877
	1,026,000	Lifestyle International
		Holdings Ltd.#	1,427,597
	440,000	Midland Holdings Ltd.#	225,641
	893,000	Samson Holding Ltd.†	408,859
	1,895,000	Techtronic Industries Co.#	4,508,017

			18,139,456

	HUNGARY: 0.3%
	25,000	OTP Bank Rt.#	817,267

	INDIA: 3.9%
	35,000	Bharat Electronics Ltd.#	773,173
	65,000	Jet Airways India Ltd.#	1,655,465
	360,000	Mahindra & Mahindra Ltd.#	4,085,986
	140,000	Reliance Industries Ltd.#	2,761,530
	50,000	Tata Motors Ltd.#	725,350

			10,001,504

	INDONESIA: 2.3%
	1,250,000	PT Astra International Tbk#	1,289,244
	44,000,000	PT Berlian Laju Tanker Tbk	4,655,137

			5,944,381

	ISRAEL: 1.5%
	80,000	Nice Systems Ltd. (ADR)†	3,852,800

	MALAYSIA: 1.2%
	895,000	MAA Holdings BHD	738,828
	132,920	Multi-Purpose
		Holdings BHD Rights
		(MYR 1.00,
		expiring 2/26/09)†	9,847
	795,000	Transmile Group BHD	2,229,660

			2,978,335

	MEXICO: 4.2%
	1,743,800	Cintra, S.A. de C.V.†	669,147
	720,000	Consorcio ARA, S.A. de C.V.	3,148,836
	798,500	Corporacion GEO,
		S.A. de C.V. (Series B)†	2,816,247
	1,280,000	Grupo Financiero Banorte
		S.A. de C.V.	2,650,891
	400,000	Grupo Modelo,
		S.A. de C.V. (Series C)	1,448,389

			10,733,510

	PHILIPPINES: 1.6%
	82,000	Philippine Long Distance
		Telephone Co.
		(Sponsored ADR)	2,750,280
	256,400	SM Investments Corp.#	1,158,564

			3,908,844

	POLAND: 0.0%
	64	LPP S.A.†#	15,007

	RUSSIA: 4.8%
	285,000	AO Ritek (USD)†#	1,941,259
	150,000	LUKOIL (Sponsored ADR)	8,925,000
	200,000	TNK-BP Holding OJSC†	570,000
	5,000	Vismpo-Avisma Corp. (USD)#	767,500

			12,203,759

	SINGAPORE: 2.6%
	2,400,000	Citiraya Industries Ltd.†#	—

See Notes to Financial Statements

Worldwide Emerging Markets Fund Schedule of Portfolio Investments December 31, 2005 (continued)

	No. of		Value
Country	Shares	Securities	(Note 1)

SINGAPORE: (continued)
	2,300,000	Ezra Holdings Ltd.#	$2,012,063
	2,151,000	First Engineering Ltd.#	1,420,732
	250,000	Goodpack Ltd.#	256,158
	31,250	Goodpack Ltd. Warrants
		(SGD 1.00,
		expiring 4/13/07)†	13,251
	3,687,200	Noble Group Ltd.#	2,836,233

			6,538,437

SOUTH AFRICA: 8.4%
	901,000	African Bank
		Investments Ltd.#	3,493,084
	240,000	Bidvest Group Ltd.#	3,510,117
	2,269,200	FirstRand Ltd.#	6,633,215
	135,000	Naspers Ltd.#	2,394,198
	65,000	SABMiller PLC#	1,211,227
	200,000	Spar Group Ltd.#	983,056
	115,775	Sun International Ltd.#	1,522,584
	750,000	Woolworths Holdings Ltd.#	1,683,581

			21,431,062

SOUTH KOREA: 20.4%
	12,000	From30 Co. Ltd.†#	211,080
	115,000	Hynix Semiconductor Inc.†#	3,940,743
	32,000	Hyundai Mipo Dockyard#	1,919,608
	84,500	Hyundai Mobis#	7,660,408
	32,000	Hyundai Motor Co.#	3,044,227
	184,022	Insun ENT Co., Ltd.#	2,439,835
	152,250	Kenertec Co., Ltd.	1,332,950
	92,000	Kookmin Bank#	6,933,736
	95,000	Kumho Industrial Co., Ltd.#	1,898,433
	64,000	LS Industrial
		Systems Co., Ltd.#	1,744,977
	15,450	Samsung Electronics Co., Ltd.#	9,939,895
	164,000	SFA Engineering Corp.#	4,066,958
	5,550	Shinsegae Co., Ltd.#	2,418,759
	88,755	STX Shipbuilding Co. Ltd.#	1,589,176
	232,157	Taewoong Co., Ltd.#	2,700,692

			51,841,477

	TAIWAN: 14.5%
	1,804,751	Advantech Co., Ltd.#	5,114,524
	2,834,671	Asia Vital
		Components Co. Ltd.#	1,495,064
	1,078,500	Basso Industry Corp.#	2,439,072
	1,562,563	Career Technology
		Co., Ltd.#	1,737,087
	380,000	Catcher Technology Co. Ltd.#	3,050,276
	330,000	Foxconn Technology Co. Ltd.#	1,637,045
	955,090	Gemtek Technology Corp.#	1,462,561
	150,000	High Tech Computer Corp.#	2,801,752
	1,045,103	HON HAI Precision
		Industry Co., Ltd.#	5,742,559
	3,560,000	King Yuan
		Electronics Co., Ltd.#	3,871,843
	158,000	MediaTek, Inc.#	1,848,340
	510,744	Novatek Microelectronics
		Corp. Ltd.#	2,989,282
	713,000	Tong Yang Industry Co. Ltd.#	867,598
	324,000	Tsann Kuen Enterprise Co.#	540,706
	1,668,848	Yuanta Core Pacific
		Securities Co.#	1,160,759

			36,758,468

	THAILAND: 2.5%
	5,500,000	Asian Property
		Development PCL	458,501
	605,000	Bangkok Bank PCL#	1,549,721
	6,271,650	Minor International PCL	986,036
	418,109	Minor International PCL
		Rights (THB 5.85,
		expiring 1/27/06)†#	6,115
	2,150,000	Shin Corp PCL	2,142,139
	205,000	Siam Cement PCL (NVDR)†#	1,220,294

			6,362,806

	TURKEY: 2.1%
	210,000	Enka Insaat ve Sanayi A.S.#	2,607,464
	472,499	Haci Ömer Sabanci
		Holding A.S.#	2,663,116

			5,270,580

UNITED KINGDOM: 0.8%
	75,000	Lonmin Plc#	2,082,531

Total Common Stocks: 91.5%
(Cost: $156,594,300)			232,747,557

	Preferred Stocks:
	BRAZIL: 3.2%
	3,275,000	Caemi Mineracao
		e Metalurgia S.A.	4,776,012
	48,000	Cia Vale de Rio Doce (ADR)	1,740,000
	77,600	Petróleo Brasileiro S.A.	1,234,870
	125,000	Randon Participacoes S.A.	408,951

Total Preferred Stocks: 3.2%
	(Cost: $ 3,000,469)		$8,159,833

See Notes to Financial Statements

Worldwide Emerging Markets Fund Schedule of Portfolio Investments December 31, 2005 (continued)

Principal	Date of		Value
Amount	Maturity	Coupon	(Note 1)

Short-Term Obligations: 5.5%
Repurchase Agreement
(Note 11): Purchased on
12/30/05; Maturity value
$13,884,397 (with State
Street Bank & Trust Co.,
collateralized by
$13,580,000 Federal
National Mortgage
Association 5.75%
due 2/15/08 with a value of
$14,159,268)
(Cost: $13,879,000)	1/3/06	3.50%	$13,879,000

Total Investments: 100.2%
(Cost: $173,473,769 )			254,786,390
Other assets less liabilities: (0.2)%			(489,851)

Total Net Assets 100%:			$254,296,539

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt
NVDR-Non-Voting Depositary Receipt

†	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $166,120,072 which represented 65.3% of net assets.
R	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, this security is considered liquid and the market value amounted to $1,335,934 or 0.5% of total net assets.

Restricted securities held by the Fund are as follows:

				Value as
	Acquisition	Acquisition		% of Net
Security	Date	Cost	Value	Assets

Orascom
Telecom
Holding SAE	8/24/05	$1,124,500	$1,335,934	0.5%

Summary of		Summary of
Investments	% of	Investments	% of
By Industry	Net	By Industry	Net
(Unaudited)	Assets	(Unaudited)	Assets

Basic Materials	7.4%	Financial	12.3%
Communications	5.5%	Industrial	21.7%
Consumer—Cyclical	16.3%	Technology	13.9%
Consumer—Non-Cyclical 2.3%		Utilities	0.9%
Diversified	4.8%	Short-Term Obligations 5.5%
Energy	9.6%	Other Assets Less
		Liabilities	(0.2)%

			100.0%

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value (cost $173,473,769) (Note 1)	$254,786,390
Cash	203,330
Receivables:
Securities sold	2,446,821
Capital shares sold	556,730
Dividends and interest	288,560
Prepaid expenses and other assets	99,799

Total assets	258,381,630

Liabilities:
Payables:
Securities purchased	1,874,688
Capital shares redeemed	784,369
Due to custodian	966,404
Due to Adviser	192,336
Accrued expenses	267,294

Total liabilities	4,085,091

Net Assets	$254,296,539

Initial Class Shares:
Net Assets	$198,077,323

Shares outstanding	9,949,393

Net asset value, redemption and offering price per share	$19.91

Class R1 Shares:
Net Assets	$56,219,216

Shares outstanding	2,826,193

Net asset value, redemption and offering price per share	$19.89

Net Assets consist of:
Aggregate paid in capital	$147,264,362
Unrealized appreciation of investments and foreign currency transactions	81,124,493
Undistributed net investment income	1,634,652
Undistributed realized gain	24,273,032

$254,296,539

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations
Year Ended December 31, 2005

Income (Note 1):
Dividends (net of foreign taxes withheld of $502,094)		$4,949,287
Interest		245,383

Total income		5,194,670
Expenses:
Management (Note 2)	$2,140,199
Custodian	338,607
Professional services	209,592
Report to shareholders	50,948
Trustees' fees and expenses	48,273
Transfer agency - Initial Class Shares	14,089
Transfer agency - R1 Class Shares	11,841
Interest (Note 10)	5,946
Other	81,305

Total expenses	2,900,800
Expenses assumed by the Adviser (Note 2)	(25,008)

Net Expenses		2,875,792

Net investment income		2,318,878

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		34,711,410
Realized loss from foreign currency transactions		(705,682)
Change in unrealized appreciation of investments		24,255,867
Change in unrealized appreciation of foreign denominated assets and liabilities		(15,667)

Net realized and unrealized gain on investments		58,245,928

Net Increase in Net Assets Resulting from Operations		$60,564,806

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Increase in Net Assets From:
Operations:
Net investment income	$2,318,878	$1,831,142
Realized gain from security transactions	34,711,410	40,820,303
Realized loss from forward currency contracts and foreign currency transactions	(705,682)	(191,280)
Realized gain from futures	—	3,823,957
Change in unrealized appreciation of investments	24,255,867	(8,845,538)
Change in unrealized appreciation of foreign denominated assets and liabilities	(15,667)	238,806

Net increase in net assets resulting from operations	60,564,806	37,677,390

Distributions to shareholders from:
Net investment income
Initial Class Shares	(1,381,136)	(1,017,032)
Class R1 Shares	(252,304)	—

Total distributions	(1,633,440)	(1,017,032)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	33,826,927	49,815,599
Class R1 Shares	33,366,527	26,983,355
Reimbursement from Adviser (Note 13)	140,145	—

	67,333,599	76,798,954

Reinvestment of distributions
Initial Class Shares	1,381,136	1,017,032
Class R1 Shares	252,304	—

	1,633,440	1,017,032

Cost of shares reacquired
Initial Class Shares	(54,488,928)	(90,150,954)
Class R1 Shares	(14,879,770)	(4,921,938)
Redemption fees	16,421	39,235

	(69,352,277)	(95,033,657)

Net decrease in net assets resulting from capital share transactions	(385,238)	(17,217,671)

Total increase in net assets	58,546,128	19,442,687
Net Assets:
Beginning of year	195,750,411	176,307,724

End of year (including undistributed net investment income of $1,634,652
and $1,514,750 respectively)	$254,296,539	$195,750,411

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,013,780	3,837,100
Reinvestment of distributions	88,876	81,887
Shares reacquired	(3,322,230)	(7,263,976)

Net decrease	(1,219,574)	(3,344,989)

Class R1 Shares:†
Shares sold	2,020,334	2,127,437
Reinvestment of distributions	16,236	—
Shares reacquired	(913,491)	(424,323)

Net increase	1,123,079	1,703,114

† Inception date of Class R1 shares May 1, 2004

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class					Class R1 Shares

							For the Period
							May 1, 2004*
	Year Ended December 31,					Year Ended	Through
						December 31,	December 31,
	2005	2004	2003	2002	2001	2005	2004

Net Asset Value, Beginning of Period	$15.21	$12.15	$7.89	$8.15	$8.29	$15.21	$11.94

Income (Loss) From Investment
Operations:
Net Investment Income	0.20	0.15	0.13	0.04	0.08	0.17	0.06
Net Realized and Unrealized
Gain (Loss) on Investments	4.63	2.98	4.14	(0.28)	(0.22)	4.64	3.21

Total from Investment Operations	4.83	3.13	4.27	(0.24)	(0.14)	4.81	3.27

Less Distributions from:
Net Investment Income	(0.13)	(0.07)	(0.01)	(0.02)	—	(0.13)	—

Total Distributions	(0.13)	(0.07)	(0.01)	(0.02)	—	(0.13)	—

Redemption fees	— (c)	— (c)	—	—	—	—(c)	—	(c)

Net Asset Value, End of Period	$19.91	$15.21	$12.15	$7.89	$8.15	$19.89	$15.21

Total Return (a)	32.00%	25.89%	54.19%	(3.02)%	(1.69)%	31.86%	27.39%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$198,077	$169,845	$176,308	$149,262	$134,424	$56,219	$25,906
Ratio of Gross Expenses to
Average Net Assets	1.35%	1.39%	1.43%	1.36%	1.30%	1.38%	1.52	%(d)
Ratio of Net Expenses to Average
Net Assets (b)	1.34%	1.36%	1.34%	1.33%	1.30%	1.36%	1.39	%(d)
Ratio of Net Investment Income to
Average Net Assets (c)	1.09%	1.07%	1.27%	0.39%	1.04%	1.04%	1.27	%(d)
Portfolio Turnover Rate	65%	81%	63%	125%	135%	65%	81%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratios would be 1.34%, 1.36%, 1.30%, 1.30%, and 1.28% for the Initial Class Shares for the years ending December 31, 2005, 2004 2003, 2002 and 2001, respectively and 1.36% and 1.39%, for the Class R1 Shares for the periods ending December 31, 2005 and 2004, respectively.

(c)	Amount represents less than $0.01 per share.

(d)	Annualized.

*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Worldwide Emerging Markets Fund

Notes to Financial Statements

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified fund of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund’s daily net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at December 31, 2005.

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at December 31, 2005.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2004 and 1.40% from May 1, 2005 through April 30, 2006. For the year ended December 31, 2005, the Adviser assumed expenses in the amount of $25,008. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the year ended December 31, 2005, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $134,516,211 and $142,164,185 respectively.

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $176,241,758 and net unrealized appreciation aggregated $78,544,632 of which $83,835,734 related to appreciated securities and $5,291,102 related to the depreciated securities.

At December 31, 2005, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$4,855,709
Undistributed long term capital gains	23,902,635
Accumulated capital and other losses	(72,491)
Unrealized appreciation	78,356,504

Total	$107,042,357

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004

Ordinary income	$1,633,440	$1,017,032

The Fund utilized capital losses carryforwards of $7,200,845 in the current fiscal year.

During 2005, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $565,536, increased undistributed realized gain by $705,682 and decreased aggregate paid in capital by $140,146. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The aggregate shareholder accounts of a single insurance company own approximately 67% of the Initial Class shares and approximately 99% of the Class R1 shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2005, the Fund had no forward foreign currency contracts outstanding.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Fund’s portion of the Plan is $34,760.

Note 9—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no outstanding equity swaps at December 31, 2005.

Note 10—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Trust and the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Trust and the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2005, the Fund borrowed under this Facility. The average daily balance during the 11 day period during which the loan was outstanding amounted to approximately $2,023,000 and the weighted average interest rate was 3.61% . At December 31, 2005, there were no outstanding borrowings by the Fund under the Facility.

Note 11—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 12—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 13—Reimbursement from Adviser—The Adviser reimbursed the Fund $140,145 in connection with dividends paid in January 2003 and 2004 to shareholders redeeming on the day between record date and ex-dividend date.

Note 14—Subsequent Event— A distribution of $2.23 per share was paid on January 31, 2006 to shareholders of record of the Initial Class shares and the Class R1 shares as of January 30, 2006 with reinvestment date of January 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst and Young LLP
New York, New York February 10, 2006

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited)

Position(s),
Term of
	Office[2]		Number of
	and Length		Portfolios	Other
Trustee’s	of Time	Principal	in Fund	Directorships
Name, Address[1]	with the	Occupation(s) During	Complex[3]	Held Outside
and Age	Trust	Past 5 Years	Overseen	Fund Complex

Interested Trustee:

Jan F. van Eck	Trustee	Director and Executive Vice President,	9	None
42†	since 1988	Van Eck Associates Corporation;
Director, Executive Vice President and
Chief Compliance Officer, Van Eck
Securities Corporation; Director and
President, Van Eck Absolute Return
Advisers Corporation; Director, Greylock
Capital Associates LLC; Officer of two other
investment companies advised by the Adviser.

Independent Trustees:

Richard C. Cowell	Trustee	Private investor	9	Director, West Indies
78‡¶	since 1985			& Caribbean
Development Ltd.;
Director/Trustee of
two other investment
companies advised
by the Adviser.

David J. Olderman	Trustee	Private investor	9	Director, Greif, Inc.,
70‡¶	since 1994			Ladig, Inc., and
Minnesota Public Radio;
Director/Trustee of two
other investment
companies advised by
the Adviser.

Ralph F. Peters	Trustee	Private investor	9	Director/Trustee of two
76‡¶	since 1987			other investment
companies advised by
the Adviser.

R. Alastair Short	Trustee since	Managing Director, The GlenRock	9	Director/Trustee of two
52‡¶	June 2004	Group, LLC (private equity investment		other investment
		firm), May 1, 2004 to present; President,		companies advised
		Apex Capital Corporation (personal		by the Adviser.
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Trustee	President and CEO, SmartBrief.Com	9	Director/Trustee of two
Stamberger	since 1994			other investment
46‡¶				companies advised
by the Adviser.

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Heidi L. Cain	Assistant Secretary and	Assistant Secretary and Assistant Vice President, Van Eck
27	Assistant Vice President	Associates Corporation, Van Eck Securities Corporation and
	since December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Staff Attorney, Van Eck Associates Corporation since January
2005; Student, New York University School of Law, August 2003 –
May 2004; Student, Golden Gate University School of Law, August
2000 – August 2003; Legal Investigator, Northern California
Innocence Project, January 2003 – July 2003; Legal Extern, Hon.
Phyllis J. Hamilton, Federal District Court Judge for the Northern
District of California, September 2002 – December 2002; Law
Clerk, Law Offices of Jeffrey Schwartz, September 2001 – January
2003; Legal Assistant, Buchman & O’Brien, September 2000 –
August 2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck
43		Associates Corporation; Co-Portfolio Manager, Worldwide Bond
Fund Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation, and Van Eck
49	and President since 2004	Securities Corporation since February 2004; Private Investor,
June 2003 – January 2004; Independent Consultant, Waddell &
Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell
& Reed, Inc., December 2002 – March 2003; President/Chief
Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June
1993 – December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
April 1985 – December 2002; Officer of two other investment
companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
50		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
two other investment companies advised by the Adviser.

Thaddeus	Chief Compliance Officer	Chief Compliance Officer, Van Eck Absolute Return Advisers
Leszczynski	since September 2005	Corporation and Van Eck Associates Corporation since September
59		2005; Founder and Vice President, EARN Corporation, July 2004
to present; Private Practice Lawyer, January 2002 to present;
Executive Vice President, Asian Financial Network Ltd., September
2000 – January 2001; Vice President, Prudential Insurance
Company, March 1998 – August 2000; Officer of two other
investment companies advised by the Adviser.

Worldwide Emerging Markets Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Thomas K. Lynch	Vice President and	Vice President, Van Eck Associates Corporation and Van Eck
49	Treasurer since 2005	Absolute Return Advisers Corp., since April 2005; Second Vice
President and Associate Controller, TIAA-CREF, January 1996 to
April 2005; Senior Manager, Audits, Grant Thornton, December
1993 to January 1996; Senior Manager, Audits, McGladrey &
Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel, and Secretary, Van Eck
57	and Secretary since	Associates Corporation, Van Eck Securities Corporation, and
	December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC, March 2001 –
November 2005; Private Investor/Consultant, September 2000 –
February 2001; Executive Vice President and General Counsel,
Mainstay Management LLC, September 1999 – August 2000;
Officer of two other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President and	Senior Vice President and Chief Financial Officer, Van Eck
50	Chief Financial Officer	Associates Corporation; Senior Vice President, Chief Financial
	since 2005	Officer, Treasurer and Controller, Van Eck Securities Corporation
and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser; Vice President and
Treasurer of the Trust and two other investment companies
advised by the Adviser, 1985 – 2005.

Derek S. van Eck	Executive Vice President	President of Worldwide Hard Assets Fund series and the
41†	since 2004	Worldwide Real Estate Fund series of Van Eck Worldwide
Insurance Trust and the Global Hard Assets Fund series of Van
Eck Funds; Director of Van Eck Associates Corporation; Director
and Executive Vice President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital Associates LLC; Officer
of two other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

†	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

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Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $157,600 for 2005 and $148,627 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $40,583 for 2005 and $20,249 for
     2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,469 for 2005 and $17,000 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  February 27, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 27, 2006
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  February 27, 2006
      -----------------